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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 12, 2002

Main Street Banks, Inc. (Exact Name of Registrant as Specified in Charter)
Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)
676 Chastain Road, Kennesaw, Georgia 30144 (Address of Principal Executive Offices, including Zip Code)
(770) 422-2888 (Registrant's Telephone Number, including Area Code)

(Former Name, if Changed Since Last Report)

Item 5. Other Events.

        On April 10, 2002 Main Street Banks, Inc. (the "Registrant") issued a press release announcing a stock repurchase program and its declaration of a quarterly dividend of 10.5 cents per share of common stock, payable May 8, 2002 to shareholders of record at the close of business April 24, 2002. A copy of the press release issued by the Registrant on April 10, 2002 concerning the program and the dividend is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c)    Exhibits

  20.1
  Press Release of Registrant, dated April 10, 2002, announcing Registrant's stock repurchase program.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 12, 2002	MAIN STREET BANKS, INC.

	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
20.1	Press Release of Registrant, dated April 10, 2002, announcing Registrant's stock repurchase program and quarterly dividend.

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index